UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2008

Duff & Phelps Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33693	20-8893559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 871-2000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Duff & Phelps Corporation (the “Company”) has prepared a slide presentation for use in connection with investor presentations. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this report as if fully set forth herein. All information in the investor presentation is furnished but not filed.

The investor presentation will also be posted on the Company’s website located at http://ir.duffandphelps.com in the Events and Presentations section, although the Company reserves the right to discontinue its availability at any time.

The information in the investor presentation may only be accurate as of the date hereof and is subject to change. The Company does not undertake any plan or obligation to update the presentation.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1 Investor Presentation, dated March 17, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUFF & PHELPS CORPORATION By: /s/ Edward S. Forman Name: Edward S. Forman Title: Executive Vice President, General Counsel and Secretary

Dated: March 17, 2008

DUFF & PHELPS CORPORATION
CURRENT REPORT ON FORM 8-K
Report dated March 17, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation, dated March 17, 2008.